UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 10, 2009

OMNI ENERGY SERVICES CORP.

(Exact name of registrant as specified in its charter)

LOUISIANA	0-23383	72-1395273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 N.E. Evangeline Thruway

Carencro, Louisiana 70520

(Address of principal executive offices) (Zip Code)

(337) 896-6664

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01	Regulation FD Disclosure

On February 10, 2009, OMNI Energy Services Corp. (the “Company”) reported that it is currently in the process of its annual impairment testing of its goodwill, which is materially affected by current valuations in both the equity and debt markets, as well as near-term market outlook. The fourth quarter results will include a pre-tax, non-cash goodwill/intangible impairment charge pursuant to Statement of Financial Accounting Standards No. 142. This impairment will have no impact on any of the Company’s loan covenants.

The Company also announced plans to release financial results for the year ended December 31, 2008, on Wednesday, March 11, 2009 after the close of markets in the United States. The Company will conduct a conference call at 2:00 p.m. CST on Thursday, March 12, 2009, to discuss the results with analysts, investors and other interested parties. Individuals who wish to participate in the conference call should dial (877) 723-9520, confirmation code 7755094, in the United States or (719) 325-4789, confirmation code 7755094, from outside the country.

Listeners may also connect to the simultaneous webcast available from the investor relations section of the Company’s web site at www.omnienergy.com. A replay of the webcast will be available at this site for 30 days after the call. Listeners may also listen via Internet: http://ir.omnienergy.com.

The information in this Item 7.01 is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Item 8.01.	Other Matters.

On February 10, 2009, the Company also reported that it has been awarded a significant project with a leading seismic data acquisition company. The project, expected to commence March 1, 2009, encompasses in excess of 5,000 holes, 85% of which are in the transition zone in Louisiana, and the balance being highland activity. The contract will generate approximately $2.5 million in revenue during the first and second quarter of 2009.

A copy of the press release reporting the project award, goodwill impairment and conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
99.1	Press release dated February 10, 2009 issued by OMNI Energy Services Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI ENERGY SERVICES CORP.

Dated: February 16, 2009

	By:	/s/ Ronald D. Mogel
Ronald D. Mogel
Senior Vice President and Chief Financial Officer